UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________________________

FORM 8-K

__________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

__________________________________________________

ABCELLERA BIOLOGICS INC.

(Exact name of registrant as specified in its charter)

__________________________________________________

British Columbia	001-39781	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2215 Yukon Street Vancouver, BC	V5Y 0A1
(Address of registrant’s principal executive office)	(Zip code)

(604) 559-9005

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

__________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	ABCL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition

On May 10, 2022, AbCellera Biologics Inc., (the “Company”), issued a press release announcing its financial and operational results for the quarter ended March 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure

In connection with its earnings call on May 10, 2022, to discuss its results for the quarter ended March 31, 2022, the Company will utilize a corporate presentation, a copy of which is furnished herewith as Exhibit 99.2.

The information in Items 2.02 and 7.01 of this Form 8-K (including the exhibits attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by AbCellera Biologics Inc. on May 10, 2022.
99.2	Corporate presentation.
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2022	ABCELLERA BIOLOGICS INC.

	By:	/s/ Carl L. G. Hansen
Carl L. G. Hansen, Ph.D.
Chief Executive Officer and Director (Principal Executive Officer)